UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2025

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The posters furnished as Exhibits 99.1-99.4 to this Current Report on Form 8-K, and incorporated herein by reference, are being presented at the 2025 American Association for Cancer Research ("AACR") Annual Meeting, taking place April 25-30, 2025, in Chicago, IL.

The information contained in Item 7.01 of this Current Report (including Exhibits 99.1-99.4 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits 99.1-99.4 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	AACR poster titled "Loss of RB1 sensitizes TP53-mutated cancer cells to WEE1 inhibition by azenosertib"
99.2	AACR poster titled "Cell-free DNA molecular response predicts clinical efficacy in HGSOC patients treated with azenosertib"
99.3	AACR poster titled "Azenosertib is a potent and selective WEE1 kinase inhibitor with broad antitumor activity across a range of solid tumors"
99.4	AACR poster titled "The selective WEE1 inhibitor azenosertib shows synergistic anti-tumor activity with encorafenib + cetuximab in multiple BRAFV600E models"
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: April 28, 2025	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer